Exhibit 99.1

Opportunistic Investment Single-Tenant Acquisition Single-Tenant Acquisition Self-Developed Single-Tenant BUILDING ON OUR SUCCESS NYSE American: CTO 1st QUARTER 2018 INVESTOR PRESENTATION Hyman Ave & Hunter St. Aspen, Colorado The Grove at Winter Park Winter Park, Florida Wells Fargo Building Portland, Oregon The Beach Restaurants Daytona Beach, Florida

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the risks associated with development activities including potential tax ramifications, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (K) USED THROUGOUT THIS PRESENTATION ARE FOUND ON SLIDE 50

WHY CTO

KEY TAKEAWAYS ABOUT CTO

- Trading at Meaningful Discount to NAV
- Land Sales Provide Organic Source of Capital
- Land Sales Catalyst for Share Price Appreciation
- Faster Income Growth (vs Peers)
- Better Portfolio Balance/Diversification (vs Peers)
- Income Portfolio in Stronger Markets (vs Peers)
- Focusing Portfolio Toward Net Lease Sector
- Income Portfolio with Better Credit Tenants (vs Peers)
- Strong Free Cash Flow – Growing and Building NAV
- Potential REIT Conversion – Efficient Tax Structure
- Buying Back Shares & Increasing Dividends
- Efficient Structure -14 Employees
- Hopefully Avoid Unnecessary Costs of Proxy Contests

As of April 13, 2018 (unless otherwise noted)

Equity Market Cap	**$ 333.8 million**
Debt [(E)(1)]	**$ 203.1 million**
Total Enterprise Value ("TEV") [(E)]	**$ 536.9 million**
Cash (including 1031 restricted cash) [(1)]	**$ 3.9 million**
Net Leverage (net debt to TEV) [(E)]	**37.8%**
Annual Dividend [(2)(G)]	**$0.24**
Closing Price	**$59.66**
52-Week High	**$67.97**
52-Week Low	**$50.51**
Shares Outstanding [(1)]	**5.595 million**
Income Property Portfolio	
Properties	**36**
States	**13**
Land Holdings	
Acres (all in Daytona Beach, FL)	**≈8,100**
% of Acres Under Contract [(3)]	**74%**
Total Value of Contracts [(3)]	**$137.7 million [(A)]**

(1) As of March 31, 2018
(2) Based on Q1 2018 quarterly dividend declared
(3) As of April 17, 2018

Discount to NAV | Organic Capital Source | Portfolio Quality

CONSOLIDATED TOMOKA 3

Q1 2018 TRANSACTION HIGHLIGHTS

MONETIZING LAND (and SUBSURFACE INTERESTS)

LAND SALE	SALES PRICE:	**$13.9 million**
	ACRES:	34.9
	PRICE PER ACRE:	$400,000
	INITIAL GAIN:	**$11.9mm ($1.61/share)**

1st Buc-ee's in Florida Construction expected Summer 2018

CONVERT PROCEEDS TO INCOME

SINGLE-TENANT ACQUISITION	PURCHASE PRICE:	**$28.0 million**
	LOCATION:	Aspen, CO
	SQ. FEET:	19,596
	CAP RATE:	4.50%(1)



New Modern Construction – Master leased to prominent real estate/energy family office

IMPROVE and ENHANCE INCOME PROPERTY PORTFOLIO

RECYCLE CAPITAL	SALES PRICE:	**$11.4 million**
	LOCATION:	Daytona Beach, FL
	SALES PRICE/SQ. FOOT:	$168
	GAIN:	**$3.7mm ($0.49/share)**



Monetized multi-tenant office in Daytona – redeployed into single-tenant Wells Fargo in Portland

GROW INCOME PROPERTY PORTFOLIO

ORGANIC GROWTH	TOTAL INVESTMENT:	**$18.5 million**
	LOCATION:	Daytona Beach, FL
	PROPERTIES/SQ. FEET:	2 NET LEASE/12,044
	EST. YIELD:	**7% - 11% (unlevered)** (J)



Creating Organic Income Growth Through Opportunistic Investment & Benefiting our Land

(1) Increases in years 2 and 3

Continuing to Execute Our Strategy

CONSOLIDATED TOMOKA 4

CTO’S SHAREHOLDER RETURN CONSOLIDATED TOMOKA Strong Performance Despite Wintergreen Overhang 5 Source: Bloomberg 1 Year Return vs Peers & Indices (including reinvestment of dividends) Consolidated-Tomoka Land Co. 2018 Peer Group MSCI REIT Index Russell 2000 Consolidated-Tomoka Land Co. St. Joe Home Fed Tejon Ranch -8% 17% -7% 13% 7% 13% 12% 28%

’12 – ’17 CAGR 40.7% Total Revenues ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2013 – 2017 and Q1 2018 Operating Income Book Value Per Share Earnings Per Share (1) ($000’s) ’12 – ’17 CAGR 115.6% ’12 – ’17 CAGR 137.3% ’12 – ’17 CAGR 11.0% Consistent Growth in Key Metrics (1) Basic Earnings per Share 6 $26,070 $36,057 $42,998 $71,075 $91,412 $24,852 $- $20,000 $40,000 $60,000 $80,000 $100,000 2013 2014 2015 2016 2017 Q1 2018 $6,279 $12,593 $20,269 $37,320 $40,269 $16,987 $- $10,000 $20,000 $30,000 $40,000 $50,000 2013 2014 2015 2016 2017 Q1 2018 $20.53 $21.83 $22.81 $25.97 $32.98 $34.86 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2013 2014 2015 2016 2017 Q1 2018 $0.00 $2.00 $4.00 $6.00 $8.00 2013 2014 2015 2016 2017 Q1 2018 $0.64 $1.11 $1.44 $2.86 $7.53 $1.97

CASH FLOW GROWTH[1]

For the Fiscal Years-Ended ($000's)

	2015	2016	2017	2018 [K]
Income Property NOI[2]	$14,724	$17,172	$21,323	$27,500
Interest Income from Loan Investments[2]	2,691	2,588	2,053	
Cash Flows from Golf Operations[3]	(721)	(773)	(864)	
Other Cash Flows[4]	897	2,251	873	
Recurring Cash Inflows	**$17,591**	**$21,238**	**$23,385**	
General & Administrative Expense[5]	($6,476)	($5,868)	($7,257)	
Wintergreen Costs[6]	(91)	(1,251)	(1,558)	
Interest Paid	(4,705)	(6,779)	(7,060)	
Income Taxes (Paid)/Refunded	(1,026)	(377)	624	
Dividends Paid[G]	(464)	(682)	(997)	
Cash Outflows	**($12,762)**	**($14,957)**	**($16,248)**	
Net Operating Cash Flows	**$4,829**	**$6,281**	**$7,137**	**≈$11,000+**

30% Growth in 2016 **14% Growth in 2017**

ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS

1) Excludes capital expenditures
2) Segment revenue excluding non-cash items (e.g. straight-line rent, intangible amortization/accretion) less the applicable direct costs of revenue
3) Excludes non-cash straight-line rent in 2015 and 2016 for lease with City of Daytona Beach which CTO bought out in January 2017
4) Includes Oil lease payments & royalties, impact and mitigation credit sales, and cash flow from agriculture operations, less applicable property taxes
5) Excludes non-cash stock compensation and Wintergreen Costs
6) Wintergreen costs include investigating baseless/meritless allegations, pursuing the strategic alternatives process in 2016, and the proxy contest in 2016

Significant Free Cash Flow

CONSOLIDATED TOMOKA 7

CTO SNAPSHOT CONSOLIDATED TOMOKA A Lot More Income than Land Percentages based on values derived on NAV worksheet on Slide #10 As of April 17, 2018 36 Properties ≈2.1 million Sq. Ft. Retail and Office NOI $27.5 million (C) Subsurface Interests 460,000 Acres 2 Loans Avg. Yield 9.7% $11.9mm Principal Max Maturity - 2018 8,100 Total Acres 6,000 Acres (74%)(A)(1) Under Contract for $137.7 million(A)(1) Avg. Price of $23k/acre % of Total Value of Asset Components (1) As of April 13, 2018 (unless otherwise noted) 8 Income Land Other LPGA International Golf Club Components of CTO’s Value 62% 5% 33%

NAV WORKSHEET [A][F][I]

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre [A]		Value Range	
Income Properties @ 6.5% Cap Rate [F]	Cap Rate on NOI [1][5]						$ 411,800,000
The Grove at Winter Park	Book Value[3]						$ 12,000,000
Land Pipeline	Pipeline Amount [2][A]	6,007	74%				$ 137,700,000
Commercial Loans	Book Value [3]						$ 11,960,000
Subsurface Interests	Estimated Value [A]						$ 15,000,000
Mitigation & Impact Fee Credits	Book Value [3]						$ 810,000
Golf Asset (690 acres of land, 39 golf holes)	Book Value [3]						$ 5,000,000
Cash + 1031 Restricted Cash	Book Value [3]						$ 3,900,000
Total Value of Assets included in NAV							**$ 598,170,000**
Less: Debt and Other Liabilities							
Debt	Face Value [3][E]						$ (203,100,000)
Other Liabilities (Excluding Def. Tax Liability) [4]	Book Value						$ (14,300,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 380,770,000**	**$ 380,770,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Industrial Parcel West of I-95	Estimated Value	850		$ 30,000	$ 50,000	$ 25,500,000	$ 42,500,000
North of LPGA Blvd. East of I-95	Estimated Value	80		$ 150,000	$ 200,000	$ 12,000,000	$ 16,000,000
E. of Williamson btwn LPGA & Strickland	Estimated Value	187		$ 50,000	$ 70,000	$ 9,400,000	$ 13,100,000
Williamson Crossing	Estimated Value	23		$ 200,000	$ 210,000	$ 4,600,000	$ 4,800,000
SW Corner - Clyde Morris & LPGA Blvd.	Estimated Value	13		$ 175,000	$ 250,000	$ 2,300,000	$ 3,300,000
Across from Florida Hospital	Estimated Value	26		$ 175,000	$ 225,000	$ 4,600,000	$ 5,900,000
Hand Avenue - East of Williamson	Estimated Value	13		$ 145,000	$ 215,000	$ 1,900,000	$ 2,800,000
Range of Value Estimates - Notable Available Land Parcels		1,192	15%			**$ 60,300,000**	**$ 88,400,000**
Subtotal of NAV Components						**$ 441,070,000**	**$ 469,170,000**
Other Land Holdings		866	11%	$ 7,500	$ 25,000	$ 6,500,000	$ 21,700,000
Total Land Holdings		8,065					
Net Value of NAV Components						**$ 447,570,000**	**$ 490,870,000**
Current Equity Market Cap @ April 13, 2018							**$ 333,797,700**

(1) Cap Rate on NOI [C]
(2) Contract amounts As of April 17, 2018
(3) As of March 31, 2018
(4) Excludes intangible lease liabilities
(5) Excludes NOI for Grove at Winter Park

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA 9

ORGANIC SOURCE OF CAPITAL Self-Funding Capital Source for Growth CONSOLIDATED TOMOKA $88.5mm +/- Potential Proceeds @ ≈$43.0k per Acre (1)(A) $137.7mm (A) Potential Proceeds NOI MONETIZING 8,100 ACRES OF LAND ≈ 6,000 Acres (A) Under Contract or Term Sheet ≈ 2,065 Acres (Not Under Contract) $0 CONVERT INTO INCOME ≈ $24.5mm (3) ≈ $377.0mm Average estimated value per acre of notable available land parcels and other land holdings per Slide #9 Percentage of NOI from the income property portfolio ILLUSTRATIVE EXAMPLE This data is presented solely as an illustration and is not a forecast or prediction of any future results. While management believes that the illustration is not unreasonable, no representation is made that the indicated results are reasonably likely to occur. Actual results may differ quite materially from those presented. Potential to Nearly Double Current NOI (A)(2) Total Potential Value of Organic Capital Source ≈$226.2mm Convert Land Value into NOI Assuming Investment Cap Rate of 6.5% and using Leverage of 40% Organically Derived NOI 10 NOI excludes interest cost associated with assumed leverage, which impacts net cash return As of April 17, 2018

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales for 2011 – Q1 2018(2) & Pipeline(A) as of 4/16/18 11 (1) 2011 – YTD 2018 Total Sales  $109.7mm Acres Sold  2,685 (2) Total Pipeline(A) : ≈6,000 Acres Proceeds ≈$137.7mm (1) (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, and $1.5mm for 2015, 2016 and 2017, respectively (2) Does not include sale of subsurface interests for $2.1mm ACRES 0 16.6 11.7 99.6 114.0 707.6 1,700.9 34.9 $0 $618 $2,990 $8,807 $23,946 $13,902 $47,011 $13,948 $70,500 $64,600 $2,600 $0 $20,000 $40,000 $60,000 $80,000 2011 2012 2013 2014 2015 2016 2017 YTD 2018 2018 Est. 2019 Est. 2020 Est.

PIPELINE OF POTENTAL LAND SALES(A)

As of April 17, 2018

15 DIFFERENT BUYERS

74% of Remaining Land

Contract/Parcel		Acres	Contract Amount (rounded)	Price per Acre (rounded)	Timing
ICI Homes (SF)	1	1,016	$21.0mm	$21,000	'19
Minto (AR)	2	1,614	$26.5mm	$16,000	Q4 '18
Mitigation Bank (1)	3	2,492	$15.3mm	$6,000	Q2 '18
ICI (SF) – Option Parcel	4	146	$1.4mm	$10,000	Q4 '18
Residential (SF) (4)	5	200	$3.3mm	$17,000	Q4 '18 & '20
Commercial (RV)	6	164	$1.9mm	$12,000	'19
Auto Dealership	7	13	$2.0mm	$154,000	Q4 '18
Residential (MF) (3)	8	45	$5.2mm	$116,000	Q3 '18 & '20
O'Connor (2)	9	123	$29.3mm	$238,000	'19
North Amer. Dev Grp (5)	10	35	$14.4mm	$409,000	Q4 '18
VanTrust	11	26	$3.2mm	$124,000	Q4 '18 – '19
Commercial/Retail	12	8	$0.8mm	$98,000	Q4 '18
Commercial/Retail	13	6	$0.6mm	$104,000	Q4 '18
Commercial/Retail	14	9	$3.3mm	$367,000	Q4 '18
Residential (MF)	15	20	$4.2mm	$213,000	Q4 '18 – '19
VanTrust	16	71	$5.0mm	$70,000	'19
Residential	17	19	$0.3mm	$15,000	Q4 '18
Totals/Average		≈6,000	**≈$137.7mm**	**≈$23,000**	

SF –Single Family; AR –Age Restricted, MF – Multi-Family RV – Recreational Vehicle Park

Total Acreage West of I-95 ≈ 7,000 Acres

Total Acreage East of I- 95 ≈ 1,100 Acres



17
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TIGER BAY STATE FOREST
DAYTONA BEACH

Note: For footnotes #1 through #5 see slide 50

Substantial Pipeline for Continued Growth to Income

CONSOLIDATED TOMOKA 12

LAND UNDER CONTRACT(A) CONSOLIDATED TOMOKA Total Acres (Remaining Under Contract) 35 Sales Price $14.4mm Price Per Acre $409,000 Expected Closing Q4 ‘18 Tomoka Town Center Big Box Retail Power Center 13 www.nadg.com/property/Tomoka-town-center

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 123 Sales Price $29.3mm Price Per Acre $238,000 Expected Closing ‘19 Commercial/Retail 14

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 9 Sales Price $3.3mm Price Per Acre $367,000 Expected Closing Q4 ‘18 Commercial/Retail 15

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 71 Sales Price $5.0mm Price Per Acre $70,000 Expected Closing ‘19 Distribution/Warehouse 400,000 SF Distribution Center 16

CONSOLIDATED TOMOKA LAND UNDER CONTRACT(A) Total Acres 45 Sales Price $5.2mm Price Per Acre $116,000 Expected Closing Q3 ’18 & ’20 Multi-Family 17

ABSORPTION OF LAND WEST OF I-95(A) Largest Area of Land Holdings Parcel Use Acres $ Amount Amount per Acre Est. Timing 1 ICI 1,016 $21.0mm $21k ’19 2 Minto 1,614 $26.5mm $16k Q4 ’18 3 Mitigation Bank (1) 2,492 $15.3mm $6k Q2 ’18 4 ICI 146 $1.4mm $10k Q4 ’18 5 Residential 200 $3.3mm $17k Q4 ’18 & ‘20 CONSOLIDATED TOMOKA 1 2 3 4 5 (1) The amount for the Mitigation Bank transaction represents the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. Near Term Absorption of Largest Tracts of Land 18 Mitigation Bank All 5 parcels under contract (1)

MITIGATION BANK TRANSACTION(A) Opportunity: Convert approx. 2,500 acres into wetland mitigation bank in Tiger Bay Basin serving eastern Volusia & southern Flagler Counties. Acres: 2,492 Potential JV Closing: Q2 2018 Est. Initial Credit Sales (1) : Q3 2018 Status: Interest purchase agreement executed for the sale of an approximately 70% interest in a to-be-formed mitigation bank joint venture for $15.3 million Potential for CTO to have obligation to buy mitigation credits from the mitigation bank CONSOLIDATED TOMOKA (1) Subject to federal and state permitting and amount of credits produced by the mitigation bank Mitigation Bank Joint Venture 19 Mitigation Bank

CONSOLIDATED TOMOKA AVAILABLE LAND PARCEL (A) Development Opportunity at Williamson Crossing 20 Total Acres 23 Value Range per Acre(A) $210k - $210k Value Range $(A) $4.6mm - $4.8mm Conceptual Site Plan

INCOME PROPERTY INVESTMENTS (1) Converting into Income ($000’s) Annual Acquisitions for 2011 – 2017, Q1 2018 and 2018 Guidance (H) Diversified Markets Higher Quality Properties Remaining acquisitions at the mid-point of 2018 guidance range (H) Net of master tenant purchase contribution of $1.5 million 18 2011 – YTD 2018 Total Acquisitions  $386.7mm (1) As of April 13, 2018 2018 Guidance (H) (2) $0 $25,717 $39,272 $42,166 $81,734 $91,475 $79,800 $26,500 $73,500 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2011 2012 2013 2014 2015 2016 2017 YTD 2018 2018 Est.

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Tripled NOI – Upgraded & Diversified the Portfolio 22 Portfolio Transformation Total Square Feet 589,000 Total NOI (annualized) $9.1mm Properties 29 Properties vacant/subleased 6 2011(1) 2018(2) Total Square Feet 2,092,968 Total NOI(C) (annualized) $27.5mm Properties 36 Properties vacant/subleased 0 (% = as a % of Total NOI) As of August 11, 2011 As of April 13, 2018 Florida 61% Georgia 21% North Carolina 18% Florida 31% North Carolina 16% Oregon 12% Texas 11% California 10% Georgia 5% 7 Other States 15%

PORTFOLIO HIGHLIGHTS As of April 13, 2018 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 23 Portfolio Mix Annual NOI (C) ≈$27.5mm Wgtd. Avg. Lease Term 8.0 yrs. 13 States Square Feet ≈2.1mm High Quality & Diversified Portfolio 43% 57% Office Retail 70% 30% Single-Tenant Multi-Tenant

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA As of April 13, 2018 Total Properties Annualized NOI (1) (C) Total Square Feet (2) Weighted Average Lease Term Investment Grade Tenants Different Industries in Tenant Mix States Single Tenants >10% of NOI (C) 36 $27.5 ≈2.1 8.0 43% 16 13 1 Stronger Markets Stronger Credits (1) $ in millions (2) Square feet in millions 24 Raleigh 12.5% Portland 11.6% Orlando 9.6% Santa Clara 8.7% Jacksonville 7.1% Sarasota 5.7% Atlanta 4.6% Aspen 4.4% Daytona Beach 4.3% Tampa 4.0% Phoenix 3.6% Fort Worth 3.4% Houston 3.4% Charlotte 3.4% Dallas 3.0% Reno 2.4% Other 8.3%

CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Raleigh, NC SQ. FEET: 450,393 TENANT: Wells Fargo CREDIT: A+ REMAINING TERM: 6.5 % of CTO NOI: 10.1% PURCHASE PRICE: $42.3 million PRICE/Sq. Ft. : $98 CAP RATE: 6.53% LOCATION: Hillsboro, OR SQ. FEET: 211,863 TENANT: Wells Fargo CREDIT: A+ REMAINING TERM: 7.8 % of CTO NOI: 11.6% PURCHASE PRICE: $39.8 million PRICE/Sq. Ft. : $188 CAP RATE: 7.95% Diversity & Balance Credit & Value LOCATION: Santa Clara, CA SQ. FEET: 75,841 TENANT: Adesto,  Centrify CREDIT: NR REMAINING TERM (1) : 4.0 % of CTO NOI: 8.7% PURCHASE PRICE: $30.0 million PRICE/Sq. Ft. : $396 CAP RATE: 7.93% Single-Tenant Office Single-Tenant Office Multi-Tenant Office (Portland) Acquired in Q4 2017 (1) Weighted average lease term 25 Date Acquired: October 2017 As of March 31, 2018 Date Acquired: Oct 2017 Date Acquired: October 2016 Date Acquired: November 2015

Date Acquired: July 2015 Date Acquired: January 2013 CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Jacksonville, FL SQ. FEET: 136,856 TENANT: Multiple CREDIT: NR REMAINING TERM (1): 3.6 % of CTO NOI: 7.1% PURCHASE PRICE: $25.1 million PRICE/Sq. Ft. : $183 CAP RATE: 7.76% Diversity & Balance Credit & Value Multi-Tenant Office Single-Tenant Office LOCATION: Orlando, FL SQ. FEET: 133,914 TENANT: Hilton Gr. Vacations CREDIT: BB+ REMAINING TERM: 8.7 % of CTO NOI: 5.8% PURCHASE PRICE: $14.6 million PRICE/Sq. Ft. : $109 CAP RATE: 10.76% (1) Weighted Average lease term 26 As of March 31, 2018 Single-Tenant Retail LOCATION: Aspen, CO SQ. FEET: 19,596 TENANT: A.G. Hill CREDIT: NR REMAINING TERM: 19.9 % of CTO NOI: 4.4% PURCHASE PRICE: $28.0 million PRICE/Sq. Ft. : $1,429 CAP RATE: 4.50% Date Acquired: February 2018 Acquired in Q1 2018

CONSOLIDATED TOMOKA PROPERTY HIGHLIGHTS (ranked by NOI) LOCATION: Fort Worth, TX SQ. FEET: 136,185 TENANT: Albertsons & others CREDIT: B REMAINING TERM (1) : 4.2 % of CTO NOI: 3.4% PURCHASE PRICE: $15.3 million PRICE/Sq. Ft. : $112 CAP RATE: 6.02% Diversity & Balance Credit & Value Multi-Tenant Retail Single-Tenant Retail LOCATION: Katy, TX SQ. FEET: 131,644 TENANT: Lowe’s CREDIT: A- REMAINING TERM: 8.8 % of CTO NOI: 3.4% PURCHASE PRICE: $14.7 million PRICE/Sq. Ft. : $112 CAP RATE: 6.24% (1) Weighted Average lease term As of March 31, 2018 27 Date Acquired: April 2014 Date Acquired: March 2017 LOCATION: Sarasota, FL SQ. FEET: 59,341 TENANT: Whole Foods + CREDIT: A+ REMAINING TERM (1) : 5.4 % of CTO NOI: 4.4% PURCHASE PRICE: $19.1 million PRICE/Sq. Ft. : $322 CAP RATE: 6.30% Multi-Tenant Retail Date Acquired: October 2014 (Houston)

OPPORTUNISTIC INVESTMENTS CONSOLIDATED TOMOKA Entitled for >1 million sq. ft. vertical development 6.04 acres Daytona Beach The Beach Parcel 2 Single-Tenant Net Lease Properties (restaurants) Total Square Feet: 12,044 Total Investment at Completion: $18.5 million (1) Est. investment yield (for 2 restaurants properties): 7% - 11% unlevered (J) Opened January 27, 2018 Finding Value Creating Organic Income Growth Rent Commenced: Q1 2018 28 Experienced Strong Opening Results Net of tenant development contribution of $1.9 million

OPPORTUNISTIC INVESTMENTS CONSOLIDATED TOMOKA Finding Value Creating Organic Returns Organic Income Growth for 2018 ≈112,000 sq. ft. situated on 14.35 acres Anchor Opened February 2017 Outparcel Total est. investment: ≈$12.5 million (H) Current 63% Leased (1) NOI in 2018 Q1 2018 = $135k Est. renovations and tenant improvements(H) Initial Investment $3.1M $9.4M (H) Jr. Anchor The Grove at Winter Park Potential Yield at Stabilization of 70% occupancy: 8% - 10% unlevered (J) (1) As of March 31, 2018 29 Opened March 2018 Construction to starts Summer 2018

Income Properties in Top 25 Markets Investment – Indicates ranking of acquisition capital into respective market Development – Indicates ranking of development capital into respective market Source: ‘2018 Emerging Trends in Real Estate’ publication by Urban Land Institute and PWC TARGET MARKET MAP Seattle Portland San Francisco Silicon Valley Los Angeles San Diego Phoenix Reno Salt Lake City Denver Dallas Austin Houston Nashville Atlanta NOI (C) from Properties in Top 25 Markets CONSOLIDATED TOMOKA Market Focus Targeting Long-Term Real Estate 25 73% 30 Rank CTO MSA Investment Development 1 Seattle, WA 2nd 1st 2 Austin, TX 3rd 2nd 3 Salt Lake City, UT 1st 10th 4 Raleigh/Durham, NC 4th 4th 5 Dallas/Ft. Worth, TX 6th 5th 6 Fort Lauderdale, FL 16th 3rd 7 Los Angeles, CA 8th 8th 8 San Jose, CA 11th 9th 9 Nashville, TN 5th 13th 10 Boston, MA 9th 14th 11 Miami, FL 18th 6th 12 Charlotte, NC 12th 16th 13 Portland, OR 7th 20th 14 Charleston, SC 17th 12th 15 Wash. DC/NO.VA 10th 21st 16 Orlando, FL 21st 11th 17 Atlanta, GA 15th 15th 18 San Antonio, TX 13th 18th 19 Tampa/St. Pete, FL 27th 7th 20 Oakland/E. Bay, CA 20th 19th 21 Orange County, CA 23rd 17th 22 Greenville, SC 19th 24th 23 Denver, CO 29th 22nd 24 Cincinnati, OH 25th 25th 25 Minneapolis/St. Paul, MN 14th 39th

ACQUISITION METHODOLOGY CONSOLIDATED TOMOKA INVESTMENT TARGET Real Estate Attributes Demo – graphics Land Value Market Comps Alternative Use Parking Access Visibility Traffic Counts Location Property Level Sales Credit- Worthiness Tenant Attributes Store Comparisons Rent Coverage Tenant’s Market Presence Rent Relative To Market Space vs Tenant Standards Corporate Considerations Cap Ex Requirements Strategic Fit Consistency w/Market Focus Align w/1031 Execution Property Management Need Return Expectations Market Conditions Tenant Industry Local & National Economy Job & Population Growth Cap Rate Trends Legislative Risks Overall Capital Markets Disciplined Approach Focused on Fundamentals 31

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Better Real Estate Better Credit BB- 5.1% B- 4.1% B+ 3.8% B+ 3.4% NR 4.2% BBB 6.5% BBB 5.1% BBB 3.9% B+ 4.0% BB+ 3.6% BBB 3.3% BB+ 3.2% BBB 3.0% BBB 2.7% B- 6.5% 8.0 9.6 10.5 11.4 9.5 14.0 37.8% (2) 29.8% 24.3% 28.5% 44.2% 35.2% 57%/43% 80%/5%/15% 100%/0%/0% 100%/0%/0% 64%/20%/16% 87%/0%/13% Stock Price vs NAV(4)(5) Discount -36.9% Premium 4.0% Premium 3.0% Discount -6.0% Discount -24.0% Premium 3.0% (1) Avg. Lease Term Leverage Level Retail/Office/Other 32 CTO income property info as of April 13, 2018, leverage as of March 31, 2018 S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of March 31, 2018, and % of Base Rent (for Agree, VEREIT, NNN, Realty Income), Rent + Interest for Store as of Dec 31, 2017 Source for Peers: Janney Montgomery Scott LLC as of April 13, 2018 Source for CTO: B Riley FBR as of April 11, 2018 report and using CTO stock price as of April 13, 2018 B+ 2.6% NR 2.3% NR 2.1% NR 1.9% NR 3.4% BBB 7.7% AA 3.5% B+ 3.5% A- 3.5% BBB+ 3.1% A 21.7% BB+ 5.8% A+ 4.4% A- 3.4% NR 4.4% AG Hill Partners LLC

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 33 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Median Household Income(1)(3) 3-Mile Avg. Household Income(1)(3) CTO info as of April 2018 Peer implied cap rates as of April 13, 2018 Peer Demographic Info: B. Riley FBR as of Feb 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) 93,960 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 6.4% 6.7% 5.8% 7.7% 6.8% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $72,828 $59,391 $58,218 $55,055 $55,201 $55,389 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER STOR $91,665 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

GOLF OPERATIONS CONSOLIDATED TOMOKA To Grow Membership Rooftops Will Make the Difference 34 Revenue Membership $ in Millions Transition to Arcis Golf Transition to Arcis Golf 307 355 366 391 406 390 0 100 200 300 400 500 2013 2014 2015 2016 2017 Q1 2018 $5.07 $5.13 $5.24 $5.19 $5.10 $1.40 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 2013 2014 2015 2016 2017 Q1 2018

EFFICIENT OVERHEAD CONSOLIDATED TOMOKA Efficient Despite Costs Caused by Actions of Largest Shareholder 35 (% of Total Revenues as of December 31, 2017) (1) (2) (1) (1) (3) (1) Weighted average of 12.43% 2018 peer group Adjusted for ≈ $1.6 million in legal, accounting, and other expenses associated with Wintergreen activities in 2017 Land companies in CTO peer group: JOE, TRC and HOFD FY 2017 G&A Expense vs. Our Peers Excludes Wintergreen Costs 11.22% 9.51% 12.50% 21.60% 16.11% 12.09% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% CTO (Reported) CTO (Adj. Basis) 2018 Peer Group Avg. Land Co. Avg. Peer Grp <$750mm TEV Peer Grp >$750mm TEV

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA 64% of Debt at Fixed rate ≈73% Unsecured Weighted Average Rate ≈4.00% Average Duration 4.8 years As of March 31, 2018 Debt Schedule ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $130 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-200 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $54.9 $73.1 3.61% 3.4 Convertible Notes (2) $75.0 4.50% 2.0 CMBS Loan (4) $30.0 4.33% 16.6 Mortgage Loan (5) $25.0 3.17% 3.1 Totals/Average $54.9 $203.1 3.99% 4.8 Liquidity & Flexibility Attractive Rates Largely Unsecured 36 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $3,725 $180 $54,880 Available Credit Capacity 1031 Restricted Cash Unrestricted Cash

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2012 Through Q1 2018 Disciplined Approach to Returning Capital 37 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Average Price/Share $50.39 Annualized Dividend per Share Consistent Approach – Accretive to NAV Increasing Dividend – Now Paid Quarterly Share Buybacks(B)(D) Dividends(G) % of CTO Shares outstanding 0.25% 0.0% 0.44% 2.03% 2.61% 2.40% Cumulative % increase in Dividend 50% 75% 100% 200% 350% 500% $5.4 Million Left in 2017 Program Aggregate Shares 446,655 $0.5 $0.5 $1.4 $7.9 $15.3 $22.5 $22.5 0 80,000 160,000 240,000 320,000 400,000 480,000 $- $5.0 $10.0 $15.0 $20.0 $25.0 2012 2013 2014 2015 2016 2017 Q1 2018 $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.24 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 2012 2013 2014 2015 2016 2017 YTD 2018

Q1 ‘18 ACTUALS vs FY ‘18 GUIDANCE CONSOLIDATED TOMOKA Strong Start Recycling Capital 38 2018 Guidance YTD 2018 Actuals Earnings Per Share (Basic) (1) (2) $7.25 - $8.25 $1.97 Acquisition of Income-Producing Assets $80mm - $120mm $26.5mm Target Investment Yield (Initial Yield – Unlevered) 5.75% - 7.25% 4.50% Disposition of Income Properties $6mm - $18 mm $11.4mm Target Disposition Yield 7.50% - 8.50% 7.40%(3) Land Transactions (Sales Value) $55mm - $75mm $13.9mm Leverage Target (as % of Total Enterprise Value) < 40% of TEV 37.8% Heavily dependent upon closing of land transactions – particularly Minto and Mitigation Bank Excludes earnings impact of income property dispositions which, at above the mid-point of our guidance for dispositions could exceed $0.50 per share, net of tax Disposition yield based on 2018 pro forma

APPENDIX As of April 13, 2018

Tenant/Building	S&P Credit Rating	Location	Property Type	Rentable Square Feet	Remaining Lease Term	% of NOI
Wells Fargo	A+	Portland, OR	Office	211,863	7.8	11.6%
Wells Fargo	A+	Raleigh, NC	Office	450,393	6.5	10.1%
Hilton Grand Vacations (1)	BB+	Orlando, FL	Office	133,914	8.7	5.8%
AG Hill	N/A	Aspen, CO	Retail	19,596	19.9	4.4%
Lowe's	A-	Katy, TX	Retail	131,644	8.8	3.4%
LA Fitness	B+	Brandon, FL	Retail	45,000	14.1	3.1%
Harris Teeter	BBB	Charlotte, NC	Retail	45,089	10.1	2.6%
CVS	BBB+	Dallas, TX	Retail	10,340	23.9	2.5%
Reno Riverside	BB	Reno, NV	Retail	52,474	1.7	2.4%
Container Store	NR	Phoenix, AZ	Retail	23,329	11.9	2.3%
At Home	B	Raleigh, NC	Retail	116,334	11.5	2.3%
Rite Aid	B	Renton, WA	Retail	16,280	8.3	2.0%
Landshark Bar & Grill	NR	Daytona Beach, FL	Retail	6,264	15.0	1.9%
Dick's Sporting Goods	NR	McDonough, GA	Retail	46,315	5.8	1.7%
Jo-Ann Fabric	B	Saugus, MA	Retail	22,500	10.8	1.6%
Best Buy	BBB-	McDonough, GA	Retail	30,038	2.8	1.6%
Barnes & Noble	NR	Daytona Beach, FL	Retail	28,000	0.8	1.1%
Big Lots	BBB	Glendale, AZ	Retail	34,512	4.8	1.3%
Walgreens	BBB	Alpharetta, GA	Retail	15,120	7.6	1.3%
Cocina214	NR	Daytona Beach, FL	Retail	5,780	15.0	1.3%
Big Lots	BBB	Germantown, MD	Retail	25,589	5.8	1.3%
Walgreens	BBB	Clermont, FL	Retail	13,650	11.0	1.2%
Bank of America	A+	Monterey, CA	Retail	32,692	2.7	1.1%
Staples	B-	Sarasota, FL	Retail	18,120	3.8	1.3%
Outback	BB	Charlottesville, VA	Retail	7,216	13.5	1.0%
Outback	BB	Charlotte, NC	Retail	6,297	13.5	0.7%
Outback	BB	Austin, TX	Retail	6,176	13.5	0.7%
Carrabas	BB	Austin, TX	Retail	6,528	13.5	0.6%
Total Single Tenant				**1,561,053**	**9.6**	**72.4%**

(1) Two properties

100% Leased 100% Occupied

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 39

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 40 (C) As of April 13, 2018 Tenant/Building Class Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 4.0 8.7% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 3.6 7.1% Whole Foods Centre A+ Sarasota, FL Retail 59,341 5.4 4.4% Westcliff Shopping Center B Ft. Worth, TX Retail 136,185 4.2 3.4% Fuzzy's/World of Beer NR Brandon, FL Office 6,715 6.6 0.8% 7-11/Dallas Pharmacy AA- Dallas, TX Retail 4,685 6.5 0.5% The Grove B Winter Park, FL Retail 112,292 N/A 2.6% Total - Multi-Tenant 531,915 3.9 27.6%

APPENDIX CONSOLIDATED TOMOKA The Map 41

APPENDIX CONSOLIDATED TOMOKA Intersection of Economic Development Intersection of I-95 and LPGA Boulevard Under Construction Under Construction Under Construction Under Construction 42 3,400 Homes 1,200 Homes

APPENDIX CONSOLIDATED TOMOKA ≈ 100 Homebuyers Moved In by Q2 2018 Active Adult Community – 1st Phase: 3,400 homes Development in Progress on Land Sold by CTO 43 1st Inventory Release 300+ Homes

APPENDIX CONSOLIDATED TOMOKA Homes Deliveries Starting in 2018 Single-Family Residential Community – ≈1,200 homes Development in Progress on Land Sold by CTO 44

APPENDIX

Development in the News (posted April 12, 2018)

DAYTONA BEACH — Another big piece is being added to the white hot development puzzle already taking shape just west of Interstate 95.

On Saturday, ICI Homes will hold a grand opening event to celebrate the completion of five model homes at its planned 1,200-home Mosaic "full life" community off LPGA Boulevard, just west of the Florida Tennis Center.

It's the latest in a surge of development projects in the area that includes:

- The planned 6,600-home Latitude Margaritaville 55-and-older community going up on the north side of LPGA Boulevard, west of the Halifax Humane Society;
- A 2,500-home community ICI plans to build on the south side of State Road 40 on Latitude Margaritaville's northwest border;
- More new homes planned at the LPGA International development, where 400 lots are still available;
- A 200-acre parcel just south of Father Lopez Catholic High School recently put under contract to be sold by Consolidated-Tomoka Land Co. to a Florida developer that could include about 250 homes.

Also in the works is a 200,000-square-foot grocery store- anchored shopping center at the entrance to Latitude Margaritaville at LPGA Boulevard and the new partially completed Tymber Creek Road extension. While developer Sutton Properties has yet to name the grocery store operator for its retail complex, The Landing, residents in the area have been buzzing for months that it will be a Publix.

Those new developments are expected to add nearly 11,000 homes in an area that already has 1,200 homes at LPGA International and 338 at the fully built-out Bayberry Lakes community.

"It's going to have a big impact on the area," said Volusia County Chair Ed Kelley. "The rooftops are going to help support more businesses in the area."

Those new developments are expected to add nearly 11,000 homes in an area that already has 1,200 homes at LPGA International and 338 at the fully built-out Bayberry Lakes community.

The 800-acre community will stretch from Tournament Drive on the north, next to Champion Elementary School, south to Father Lopez Catholic High School, on the west side of the existing Bayberry Lakes community.

Like its immediate neighbor to the north, Latitude Margaritaville, Mosaic will offer its residents a wide range of on-site amenities.

But while you have to be 55-or-older to live in the age-restricted Jimmy Buffett community, ICI's Mosaic community will be open to all ages.

"This is multi-generational full life," said Mori Hosseini, ICI's chairman and CEO, in explaining the concept behind his company's new community. "Everybody's part of this great community called Mosaic."

"My total belief since Day 1 has been to create a social togetherness without (divisions because of) ethnicity, religion or economic class," he said.

THE DAYTONA BEACH NEWS-JOURNAL
news-journalonline.com

Development Adds to Surge of Growth Along LPGA

CONSOLIDATED TOMOKA 45

APPENDIX CONSOLIDATED TOMOKA North American – Tomoka Town Center ≈400,000 Square Foot Retail Power Center Development in Progress on Land Sold by CTO 46

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 47 Projected development costs $39 million Final Site Approval expected Feb ’18 Construction start date Spring ‘18 Opening expected Q2 2019 Tomoka Pointe TO BE UPDATED

APPENDIX CONSOLIDATED TOMOKA Opened Q1 2018 ≈400,000 Square Foot Distribution Center Development in Progress on Land Sold by CTO 48

APPENDIX CONSOLIDATED TOMOKA Honda Dealership Adjacent to CarMax Development in Progress on Land Sold by CTO 49

END NOTES CONSOLIDATED TOMOKA 50 IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2018 annual meeting of shareholders to be held on April 25, 2018. On March 12, 2018, the Company filed a definitive proxy statement (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the Company’s shareholders for the 2018 annual meeting. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WITH RESPECT TO THE 2018 ANNUAL MEETING, AND OTHER DOCUMENTS FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY AS THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.ctlc.com. End Notes references utilized in this presentation Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of April 13, 2018 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ended December 31, 2018; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of December 31, 2017. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. There can be no assurances regarding the amount of our total investment or the timing of such investment. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood or timing of achieving the potential stabilized yield or targeted investment yield for the investments. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow Footnotes for Slide #12 The amount for the Mitigation Bank transaction represents the buyer’s acquisition of approximately 70% of a to-be-formed joint venture that would own the Mitigation Bank, with the Company retaining 30%. Land sales transaction that requires the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or the incurrence of costs to acquire the credits potentially equaling 5%-10% of the contract amount noted. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract of 26 acres for approximately $3.2 million The acres and amount include the buyer’s option to acquire 71 acres for approximately $574,000, in addition to the base contract of 129 acres for approximately $2.75 million Includes, pursuant to the contract, reimbursement of infrastructure costs incurred by CTO plus interest through December 31, 2017.

Consolidated-Tomoka Land Co. 1140 N. Williamson Blvd, Suite 140 Daytona Beach, FL 32114 Contact Us Investor Relations: Mark E. Patten mpatten@ctlc.com Info@ctlc.com www.ctlc.com NYSE American: CTO BUILDING ON OUR SUCCESS For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com. NYSE American: CTO 1st QUARTER 2018 INVESTOR PRESENTATION Hyman Ave & Hunter St. Aspen, Colorado The Grove at Winter Park Winter Park, Florida Wells Fargo Building Portland, Oregon The Beach Restaurants Daytona Beach, Florida